Income Taxes	12 Months Ended
Sep. 25, 2021
Income Tax Disclosure [Abstract]
Income Taxes
8. Income Taxes
The Company is a multimember limited liability company and is treated as a partnership for U.S. federal and state income tax purposes. Accordingly, the Company is not subject to U.S. federal income tax. Instead, its members are subject to U.S. federal income tax on their distributive share of the Company’s income, gains, and losses. Currently, the Company does not have nexus in any states in the U.S that have not adopted the U.S. federal entity classification rules. As such, the Company does not record a liability for state income taxes. The Company’s Canadian entities, however, are subject to certain Canadian federal and provincial income taxes.
There was no income tax benefit or provision for the year ended September 25, 2021, less than a $0.1 million income tax benefit for the year ended September 26, 2020, and no income tax benefit or provision for the year ended September 28, 2019.
The following is a reconciliation of the expected U.S. Federal income tax rate to the effective tax rate for the year ended September 25, 2021 (dollars in thousands):

	Amount	Percent
Loss before income tax	$(122,314)
Tax on pre-tax loss	(25,686)	21.00
Loss not subject to tax	26,575	(21.73)
Foreign rate differential	233	(0.19)
Decrease in valuation allowance	(993)	0.81
Other	(129)	0.11

Total income tax	$—	—

The following is a summary of the significant components of the Company’s net deferred tax assets as of September 25, 2021 and September 26, 2020 (in thousands):

	Year Ended
	September 25, 2021	September 26, 2020
Deferred tax assets:
Non-capital loss carry-forward	$11,265	$11,794
R&D credits and deductible expenditures	1,993	1,696
Fixed assets	37	—
Other	1	1

Gross deferred tax assets	13,296	13,491
Deferred tax liabilities:
R&D credits and deductible expenditures	(688)	(600)
Fixed assets	—	(17)

Gross deferred tax liabilities	(688)	(617)

Total deferred tax assets and liabilities	12,608	12,874

Valuation allowance	(12,608)	(12,874)

Net deferred tax assets	$—	$—

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment. The Company has recorded a valuation allowance against the deferred tax assets since after considering all of the available objective evidence, both positive and negative, historical and prospective, with greater weight given to the historical losses incurred by the Company since inception, it is more likely than not that these assets will not be realized.
At September 25, 2021, the Company had Canadian net operating losses (“NOL”) carryforwards of approximately $45.1 million. The Canadian NOL carryforwards can be carried forward 20 years, expire in various years through 2039, and are subject to review and possible adjustment by the applicable taxing authority. Utilization of the Canadian NOL carryforwards may be subject to annual limitations due to ownership changes that have occurred previously or that could occur in the future. The Company has not completed any studies to determine if any of these events have occurred that would result in such limitations. Accordingly, further limitations could arise upon the completion of such studies.
The Company accounts for uncertain tax positions using a more likely than not threshold for recognizing and resolving uncertain tax positions. The Company evaluates uncertain tax positions on an annual basis and adjusts the level of the liability to reflect any subsequent changes in the relevant facts surrounding the uncertain positions. The Company elected an accounting policy to record interest and penalties related to income taxes as a component of income tax expense. For the years ended September 25, 2021 and September 26, 2020, the Company did not recognize any liabilities related to uncertain tax positions.